UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 16, 2004

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	33-0499007 (I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida (Address of Principal Executive Offices)	33716-2325 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

Item 7. Financial Statements and Exhibits
Item 12. Disclosure of Results of Operations and Financial Condition
SIGNATURES
Exhibit Index
Ex-99.1: Press Release dated August 16, 2004
Ex-99.2: Script for Webcast held August 16, 2004

Item 7. Financial Statements and Exhibits

(c) Exhibit	99.1 — Press Release dated August 16, 2004

99.2 — Script for Webcast held August 16, 2004

Item 12. Disclosure of Results of Operations and Financial Condition

     The following disclosure is being furnished pursuant to Item 12, Disclosure of Results of Operations and Financial Condition, of Form 8-K. On August 16, 2004, Catalina Marketing Corporation issued a press release announcing that the company has filed its Quarterly Report on Form 10-Q for the three months ended June 30, 2004 with the Securities and Exchange Commission. The press release is attached hereto as Exhibit 99.1 and is being furnished, and not filed or incorporated by reference into any other statement or report of the Company, under Item 12 to this Report on Form 8-K.

     On August 16, 2004 commencing at 10:00 a.m., Catalina Marketing Corporation hosted a webcast. Certain financial information relating to Catalina Marketing Corporation that was not expressly included in the press release referenced above was disclosed during the webcast. A copy of the script used during the webcast containing such financial information is included as Exhibit 99.2 to this Report on Form 8-K and incorporated herein by reference. Exhibit 99.2 is being furnished and not filed or incorporated by reference into any statement or report of Catalina Marketing Corporation, under Item 12 to this Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant’s behalf.

August 19, 2004	CATALINA MARKETING CORPORATION (Registrant)

/s/ Christopher W. Wolf
Christopher W. Wolf
Executive Vice President and Chief Financial Officer (Authorized officer of Registrant and principal financial officer)

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated August 16, 2004

99.2	Script for Webcast held August 16, 2004